Exhibit 28(d)(6)

ADDENDUM TO INVESTMENT COUNSEL AGREEMENT

AGREEMENT made this 18th day of September, 2024, between Longleaf Partners Fund (the “Fund”), the first series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation (hereinafter referred to as “the Investment Counsel.”).

In consideration of the mutual covenants herein made, the Fund and the Investment Counsel understand and agree as follows:

1.	Recitations.

The Fund is an investment company registered with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, and was organized pursuant to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986, under the name Southeastern Asset Management Value Trust (the “Master Trust”). The Investment Counsel is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Fund and the Investment Counsel are parties to an Investment Counsel Agreement dated August 1, 1994, and subsequently renewed from time to time (the “Agreement”) under which the Investment Counsel provides investment advisory and management services to the Fund.

2.	Renewal and Amendment.

The Investment Counsel and the Fund hereby renew the Agreement for an additional term of one year, beginning November 1, 2024, and expiring October 31, 2025.

IN WITNESS WHEREOF, the parties have executed this Addendum this 18th day of September, 2024.

Southeastern Asset Management, Inc.		Longleaf Partners Fund

By:	/s / Ross Glotzbach	By:	/s/ Margaret H. Child
	Ross Glotzbach		Margaret H. Child
	CEO		Trustee

ADDENDUM TO INVESTMENT COUNSEL AGREEMENT

AGREEMENT made this 18th day of September, 2024, between Longleaf Partners Small-Cap Fund (the “Fund”), the second series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation (hereinafter referred to as “the Investment Counsel.”).

In consideration of the mutual covenants herein made, the Fund and the Investment Counsel understand and agree as follows:

1.	Recitations.

The Fund is an investment company registered with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, and was organized pursuant to an amendment effective December 21, 1988 to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986, under the name Southeastern Asset Management Value Trust (the “Master Trust”). The Investment Counsel is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Fund and the Investment Counsel are parties to an Investment Counsel Agreement dated August 1, 1994, and subsequently renewed from time to time (the “Agreement”) under which the Investment Counsel provides investment advisory and management services to the Fund.

2.	Renewal and Amendment.

The Investment Counsel and the Fund hereby renew the Agreement for an additional term of one year, beginning November 1, 2024, and expiring October 31, 2025.

IN WITNESS WHEREOF, the parties have executed this Addendum this 18th day of September, 2024.

Southeastern Asset Management, Inc.		Longleaf Partners Small-Cap Fund

By:	/s / Ross Glotzbach	By:	/s/ Margaret H. Child
	Ross Glotzbach		Margaret H. Child
	CEO		Trustee

ADDENDUM TO INVESTMENT COUNSEL AGREEMENT

AGREEMENT made this 18th day of September, 2024, between Longleaf Partners International Fund (the “Fund”), the third series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation (hereinafter referred to as “the Investment Counsel.”).

In consideration of the mutual covenants herein made, the Fund and the Investment Counsel understand and agree as follows:

1.	Recitations.

The Fund is an investment company registered with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, and was organized pursuant to an amendment effective August 11, 1998 to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986, under the name Southeastern Asset Management Value Trust (the “Master Trust”). The Investment Counsel is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Fund and the Investment Counsel are parties to an Investment Counsel Agreement dated August 11, 1998, and subsequently renewed from time to time (the “Agreement”) under which the Investment Counsel provides investment advisory and management services to the Fund.

2.	Renewal and Amendment.

The Investment Counsel and the Fund hereby renew the Agreement, as amended above, for an additional term of one year, beginning November 1, 2024, and expiring October 31, 2025.

IN WITNESS WHEREOF, the parties have executed this Addendum this 18th day of September, 2024.

Southeastern Asset Management, Inc.		Longleaf Partners International Fund

By:	/s /Ross Glotzbach	By:	/s/ Margaret H. Child
	Ross Glotzbach		Margaret H. Child
	CEO		Trustee

ADDENDUM TO INVESTMENT COUNSEL AGREEMENT

AGREEMENT made this 18th day of September, 2024, between Longleaf Partners Global Fund (the “Fund”), the fourth series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation (hereinafter referred to as “the Investment Counsel.”).

In consideration of the mutual covenants herein made, the Fund and the Investment Counsel understand and agree as follows:

1.	Recitations.

The Fund is an investment company registered with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940, and was organized pursuant to an amendment effective July 2, 2012 to the Declaration of Trust of Longleaf Partners Funds Trust, originally effective on November 26, 1986, under the name Southeastern Asset Management Value Trust (the “Master Trust”). The Investment Counsel is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Fund and the Investment Counsel are parties to an Investment Counsel Agreement dated August 7, 2012 (the “Agreement”) under which the Investment Counsel provides investment advisory and management services to the Fund.

2.	Renewal and Amendment.

The Investment Counsel and the Fund hereby renew the Agreement for an additional term of one year, beginning November 1, 2024, and expiring October 31, 2025.

IN WITNESS WHEREOF, the parties have executed this Addendum this 18th day of September, 2024.

Southeastern Asset Management, Inc.		Longleaf Partners Global Fund

By:	/s / Ross Glotzbach	By:	/s/ Margaret H. Child
	Ross Glotzbach		Margaret H. Child
	CEO		Trustee

4